UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 4, 2016

WRIGHT MEDICAL GROUP N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	1-35065	98-0509600
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Prins Bernhardplein 200		None
1097 JB Amsterdam The Netherlands		(Zip code)
(Address of principal executive offices)

+31 20 521-4777

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 4, 2016, David H. Mowry announced his resignation as Executive Vice President and Chief Operating Officer of Wright Medical Group N.V. (the “Company”) and as a member of the Board of Directors of the Company (the “Board”), effective May 6, 2016, to pursue other opportunities. Mr. Mowry’s decision to resign as a member of the Board did not result from any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WRIGHT MEDICAL GROUP N.V.

Dated: April 5, 2016	By:	/s/ Lance A. Berry
Lance A. Berry
Senior Vice President and Chief Financial Officer